UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2016

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024,

Chicago, Illinois 60654

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 1, 2016, Allscripts Healthcare Solutions, Inc., a Delaware corporation (“Allscripts”), filed a Current Report on Form 8-K (the “Initial Report”) to report that on October 27, 2016, Netsmart, Inc., a Delaware corporation (“Netsmart”) completed the acquisition of HealthMEDX, LLC, a Delaware limited liability company (“HealthMEDX”), for a purchase price of $36,295,000, subject to customary adjustments for net debt, working capital and transaction expenses. The HealthMEDX unitholders are also entitled to earn up to an additional $3,500,000 based on HealthMEDX achieving certain revenue milestones in 2017, all on the terms and conditions set forth in the definitive agreement regarding the acquisition. The purchase price was paid in cash and funded with borrowings under Netsmart’s existing credit facilities. HealthMEDX is a provider of electronic medical record solutions for long-term and post-acute care including: continuing care retirement communities, assisted living, independent living, skilled nursing and home care providers. As previously disclosed, in March 2016, Allscripts, and GI Netsmart Holdings LLC, a Delaware limited liability company, formed a joint business entity, Nathan Holding LLC (“Nathan”) which in April 2016 acquired Netsmart and combined Netsmart with Allscripts’ Homecare business.

We applied the consolidation rules pursuant to ASC 810 - Consolidation, and concluded that Netsmart, LLC has the power to direct the activities of HealthMEDX that most significantly impact its economic performance as it acquired 100% of HealthMEDX voting units. Therefore, we will account for Netsmart’s investment in HealthMEDX on a consolidated basis and the financial results of HealthMEDX will be consolidated with Netsmart’s as of October 27, 2016. As previously disclosed, we account for our investment in Nathan on a consolidated basis and as of April 19, 2016 the financial results of Nathan (including Netsmart) are consolidated with Allscripts’ financial results. This Form 8-K/A amends the Initial Report to include the historical audited financial statements of HealthMEDX and the unaudited pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial Report in reliance on the instructions to such items. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

The audited balance sheet of HealthMEDX, LLC as of December 31, 2015 and the related audited statements of operations, members’ equity and cash flows for the year ended December 31, 2015, including the notes thereto and the report of the independent auditors thereon, are filed as Exhibit 99.1 to this current report on Form 8-K/A.

The unaudited interim financial statements of HealthMEDX, LLC as of and for the three and nine months ended September 30, 2016 and 2015, including the notes thereto, are filed as Exhibit 99.2 to this current report on Form 8-K/A.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated financial information of Allscripts Healthcare Solutions, Inc. which reflects the acquisitions of Netsmart, Inc. and HealthMEDX, LLC is attached hereto as Exhibit 99.3 to this current report on Form 8-K/A.

(d)	Exhibits:

Exhibit No.	Description

23.1	Consent of BKD LLP, Independent Accountants for HealthMEDX, LLC.

99.1

Audited financial statements of HealthMEDX, LLC comprised of the consolidated balance sheet as of December 31, 2015 and the related statements of operations, members’ equity, and cash flows for the year ended December 31, 2015, and the related notes to the financial statements.

99.2	Unaudited interim financial statements of HealthMEDX, LLC as of and for the three and nine months ended September 30, 2016 and 2015, including the notes thereto.

99.3	Unaudited pro forma condensed combined financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
Date: January 11, 2017
	By:	/s/ Melinda Whittington
Melinda Whittington Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of BKD LLP, Independent Accountants for HealthMEDX, LLC.

99.1

Audited financial statements of HealthMEDX, LLC comprised of the consolidated balance sheet as of December 31, 2015 and the related statements of operations, members’ equity, and cash flows for the year ended December 31, 2015, and the related notes to the financial statements.

99.2	Unaudited interim financial statements of HealthMEDX, LLC as of and for the three and nine months ended September 30, 2016 and 2015, including the notes thereto.

99.3	Unaudited pro forma condensed combined financial information.

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